Subsequent Events	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 13.  Subsequent Events

In October 2013 the Company purchased PMSB’s 444,444 Series B Convertible Preference Shares of WGBM for $70,000.

In October 2013 the Company entered an agreement with WGBM and MTDC to liquidate WGBM. The intercompany balance between the Company and WGBM includes notes with a face value of $6.6 million, maturing on August 15, 2020 (the “Malaysia Notes”). The Malaysia Notes were issued on August 15, 2013, in consideration of WGBM’s cancellation of the Company’s obligations under a term loan owing to WGBM which, as of that date, had an outstanding loan balance of approximately $5.3 million. The Malaysia Notes will be divided in increments of $100,000 each, of which the Company will receive 14 and MTDC the remaining 52. At any time prior to their maturity date, the Company may issue MTDC shares of its common stock with a value, based on the average closing price in the preceding 30 days, equal to the face value of their notes. The remaining net assets of WGBM of approximately $300,000 will be distributed 22.42% to the Company and 77.78% to MTDC. As a result of the liquidation of WGBM, the Company may be required to record Malaysia Notes with an aggregate face value of $5.2 million as debt, net of debt discount initially estimated to be approximately $3 million, on its balance sheet, with an offsetting reduction in derivative liabilities and temporary equity. The liquidation of WGBM is not expected to have a material net impact on the Company’s consolidated financial condition or results of operations.